UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2020
___________________
Lonestar Resources US Inc.
(Exact name of registrant as specified in its charter)
___________________

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Boland Street, Suite 301 Fort Worth, Texas (Address of principal executive offices)	76107 (Zip Code)

Registrant’s telephone number, including area code: (817) 921-1889
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.001 per share	LONE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 1.01 Entry into a Material Definitive Agreement.

Forbearance Agreement Extension

        As previously disclosed, on July 31, 2020, Lonestar Resources US Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries, entered into a forbearance agreement (the “Forbearance Agreement”) with certain holders of its outstanding 11.25% senior notes due 2023 (the “Notes”) and any additional holder of Notes that becomes a party thereto in accordance with the terms thereof (collectively, the “Forbearing Holders”).

        On August 21, 2020, the Forbearing Holders agreed to extend the Forbearance Agreement to the earlier of September 11, 2020 and the execution of a global restructuring support agreement.

Amendment No. 2 to the Forbearance Agreement, Fourteenth Amendment, and Borrowing Base Agreement

        As previously disclosed, on July 2, 2020, the Company and certain of its subsidiaries entered into a Forbearance Agreement, Fourteenth Amendment, and Borrowing Base Agreement with Citibank, N.A., as administrative agent, and the lenders party thereto (as amended, the “Credit Facility Forbearance Agreement”) with respect to the Company’s senior secured credit facility (as amended, supplemented or modified from time to time, the “Credit Facility”).

        On August 21, 2020, the Company and certain of its subsidiaries entered into a second amendment (the “Amendment No. 2”) with respect to the Credit Facility Forbearance Agreement with the administrative agent and the lenders under the Credit Facility (the “Lenders”), pursuant to which the Lenders agreed to extend the stated term of the Credit Facility Forbearance Agreement until September 11, 2020.

        The above description of the terms of the Amendment No. 2 does not purport to be complete and is qualified in its entirety by the full text of the Amendment No. 2, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Amendment No. 2 to the Forbearance Agreement, Fourteenth Amendment, and Borrowing Base Agreement, dated as of August 21, 2020, by and among Lonestar Resources America Inc., the guarantors under the Credit Facility, the Lenders and Citibank, N.A., as Administrative Agent for the Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONESTAR RESOURCES US INC.

Date: September 1, 2020    By:  /s/ Frank D. Bracken, III
Name: Frank D. Bracken, III
Title:  Chief Executive Officer